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                                 SIXTH AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

        Sixth Amendment dated as of March 26, 1999 (the "Amendment"), by and between (a) QUAKER FABRIC CORPORATION OF FALL RIVER, a Massachusetts corporation (the "Company"), QUAKER TEXTILE CORPORATION, a Massachusetts corporation ("Quaker Textile") and QUAKER FABRIC MEXICO, S.A. de C.V., a Mexican corporation ("Quaker Mexico", and along with the Company and Quaker Textile, the "Borrowers"), (b) QUAKER FABRIC CORPORATION, a Delaware corporation (the "Parent"), (c) the banks (collectively, the "Banks") listed on the signature pages hereto, and (d) BANKBOSTON, N.A. (f/k/a The First National Bank of Boston) as agent (the "Agent") for the Banks, amending certain provisions of the Amended and Restated Credit Agreement dated as of December 18, 1995 (as amended and in effect from time to time, the "Credit Agreement") by and between the Borrowers, the Parent, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

        WHEREAS, the Borrowers, the Parent and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

        NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        'SS' 1. Amendment to Section 2 of the Credit Agreement. Section 2.20(a) of the Credit Agreement is hereby amended by replacing the table appearing therein with the following table:

------------------- --------------- ----------------- ----------------- -----------------
                      Applicable       Applicable
                      Eurodollar       Reference                           Applicable
    Leverage             Rate             Rate           Applicable        Commitment
      Ratio             Margin           Margin           L/C Fee             Fee
------------------- --------------- ----------------- ----------------- -----------------
Greater than or
equal to 3.00 :1.00       1.625%           0%                0.375%            0.375%
------------------- --------------- ----------------- ----------------- -----------------




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

                                       2

------------------- --------------- ----------------- ----------------- -----------------
Less than 3.00 :
1.00 but greater
than or equal to
2.50 : 1.00                1.375%          0%                0.375%            0.375%
------------------- --------------- ----------------- ----------------- -----------------
Less than 2.50 :
1.00 but greater
than or equal to
2.00 : 1.00                1.25%           0%                0.375%            0.375%
------------------- --------------- ----------------- ----------------- -----------------
Less than 2.00 :
1.00 but greater
than or equal to
1.50 : 1.00                1.125%          0%                0.30%             0.30%
------------------- --------------- ----------------- ----------------- -----------------
Less than 1.50 :
1.00 but greater
than or equal to
1.00 : 1.00                0.875%          0%                0.25%             0.25%
------------------- --------------- ----------------- ----------------- -----------------
Less than 1.00 :
1.00                       0.75%           0%                0.25%             0.25%
------------------- --------------- ----------------- ----------------- -----------------

     'SS' 2. Amendment to Section 5 of the Credit Agreement. Section 5.23(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                      "(b) Debt Service Coverage Ratio. The Parent and the
               Company shall not permit the Debt Service Coverage Ratio, calculated as of the last day of each fiscal quarter of the Parent and its Subsidiaries, to be less than (A) 1.00 to 1.00 for the period of four consecutive fiscal quarters ending April 3, 1999, (B) 0.85 to 1.00 for the period of four consecutive fiscal quarters ending July 3, 1999, (C) 1.25 to 1.00 for the period of four consecutive fiscal quarters ending October 2, 1999 and (D)
               1.50 to 1.00 for each period of four consecutive fiscal quarters ending after October 2, 1999."

     'SS' 3. Conditions to Effectiveness. This Amendment shall not become effective until the Agent receives the following:

               (a) a counterpart of this Amendment, executed by the each of the Borrowers, the Parent and the Majority Banks; and

               (b) an amendment fee of $50,000 paid by the Borrowers to the Agent for the pro rata account of each Bank based on such Bank's Commitment percentage.

        'SS' 4. Representations and Warranties. The representations and warranties of the Borrowers and the Parent contained in the Credit Agreement were true and correct when made





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
and continue to be true and correct on and as of the date hereof as if made on the date hereof except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and to the extent that such representations and warranties relate expressly to an earlier date. No Default or Event of Default has occurred and is continuing.

     'SS' 5. Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     'SS' 6. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrowers or the Parent or any rights of the Agent or the Banks consequent thereon.

     'SS' 7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     'SS' 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

                                   QUAKER FABRIC CORPORATION OF FALL RIVER

                                   By:______________________________________
                                    Title:

                                   QUAKER TEXTILE CORPORATION

                                   By:______________________________________
                                    Title:

                                   QUAKER FABRIC MEXICO, S.A. de C.V.

                                   By:______________________________________
                                    Title:

                                   QUAKER FABRIC CORPORATION

                                   By:______________________________________
                                    Title:

                                   BANKBOSTON, N.A., (f/k/a The First National
                                   Bank of Boston) as Agent, as Issuing Bank and as a Bank

                                   By:______________________________________
                                    Title:

                                   FLEET NATIONAL BANK

                                   By:______________________________________
                                    Title:





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